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                          Prudential Stock Index Fund

                     Supplement dated December 13, 1996 to
                       Prospectus dated November 29, 1996
SHAREHOLDER GUIDE

Eligible Purchasers

    PruArray Plans. Shares are also offered to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (``Association'') that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase shares of the Fund without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.
MF174C-1